American Century Variable Portfolios, Inc.

Statement of Additional Information
Supplement

VP Balanced Fund ¡ VP Capital Appreciation Fund
VP Income & Growth Fund ¡ VP International Fund
VP Large Company Value Fund ¡ VP Mid Cap Value Fund
VP Ultra(R) Fund ¡ VP Value Fund ¡ VP VistaSM Fund

Supplement dated June 24, 2010 ¡ Statement of Additional Information dated May 1, 2010

The entry for Thomas P. Vaiana in the Accounts Managed table on page 48 of the statement of additional information is deleted.

The following entry is added to the Accounts Managed table on page 47. This information is provided as of June 18, 2010.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Claudia Musat	Number of Accounts	5	1	2
	Assets	$3.0 billion(1)	$32.2 million	$3.5 million

1	Includes $114.7 million in VP Balanced.

The following entry is added after the second sentence under the Ownership of Securities section on page 51.

As of June 22, 2010, when Ms. Musat became a portfolio manager for VP Balanced, she did not beneficially own shares of the fund.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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